Other investments	12 Months Ended
Mar. 31, 2024
Other investments.
Other investments.

13. Other investments

The Group holds a number of other listed and unlisted investments, mainly comprising managed funds, deposits and government bonds.

Accounting policies

Other investments comprising debt and equity instruments are recognised and derecognised on settlement date and are initially measured at fair value, including transaction costs.

Debt securities that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortised cost using the effective interest method, less any impairment. Debt securities that do not meet the criteria for amortised cost are measured at fair value through profit and loss.

Equity securities are classified and measured at fair value through other comprehensive income, there is no subsequent reclassification of fair value gains and losses to profit or loss following derecognition of the investment.

	2024	2023
	€m	€m
Included within non-current assets
Equity securities[1]	65	94
Debt securities[2]	941	999
	1,006	1,093

Included within current assets
Short-term investments:
Bonds and debt securities[3]	1,201	1,338
Managed investment funds[1]	2,024	2,967
	3,225	4,305
Collateral assets[4]	741	239
Other investments[5]	1,126	2,473
	5,092	7,017

Notes:

1

Items measured at a fair value, €27 million (2023: €47 million) of equity securities have a valuation basis of level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets for identical assets and liabilities. The remaining items are measured at fair value and the basis is level 2 classification, which comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

2	Items are measured at amortised cost and have a fair value of €810 million (2023: €803 million) with a valuation basis of level 2 classification.
3	Items are measured at fair value and the valuation basis is level 1 classification.
4	Items are measured at amortised cost and the carrying amount approximates fair value.
5

Includes investments measured at a fair value of €459 million (2023: €1,409 million). The valuation basis is level 1. The remaining items are measured at amortised cost and the carrying amount approximates fair value.

Non-current debt securities within non-current assets include €830 million (2023: €885 million) of loan notes issued by VodafoneZiggo Holding B.V.

The Group invests surplus cash positions across a portfolio of short-term investments to manage liquidity and credit risk whilst achieving suitable returns. Collateral arrangements on derivative financial instruments result in cash being paid/(held), repayable when the derivatives are settled. These assets do not meet the definition of cash and cash equivalents but are included in the Group’s net debt based on their liquidity.

Bonds and debt securities includes €587 million(2023: €nil) of highly liquid French; €308 million (2023: €290 million) Dutch; €306 million (2023: €899 million) Japanese and €nil (2023: €150 million) German government securities.

Managed investment funds of €2,024 million (2023: €2,967 million) are in funds with liquidity of up to 90 days.

Collateral assets of €741 million (2023: €239 million) represents collateral paid on derivative financial instruments.

Other investments are excluded from net debt based on their liquidity and primarily consist of restricted debt securities including amounts held in qualifying assets by Group insurance companies to meet regulatory requirements.